Exhibit 10.1

AMENDMENT NO. 1

TO THE

HEARTWARE INTERNATIONAL, INC.

2012 INCENTIVE AWARD PLAN

June 29, 2015

This Amendment No. 1 (this “Amendment”) to the HeartWare International, Inc. (“HeartWare”) 2012 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”), is hereby effective as of June 29, 2015 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, HeartWare’s Board of Directors approved this Amendment on March 5, 2015 and HeartWare stockholders approved this Amendment as well as the complete text of the Plan (including, without limitation, the Performance Criteria contained in the Plan for purposes of Section 162(m) of the Internal Revenue Code) on June 4, 2015 pursuant to Section 15.1 of the Plan and as described in HeartWare’s 2015 Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015;

WHEREAS, the Plan was originally approved by HeartWare stockholders on May 31, 2012 as set forth in HeartWare’s 2012 Definitive Proxy Statement filed with the SEC on April 26, 2012;

WHEREAS, the sole purpose of this Amendment is to increase the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan, including the number of Full Value Awards, by 1.1 million Shares to attract, retain and motivate HeartWare employees, directors and consultants and to align their interests with those of HeartWare stockholders;

NOW, THEREFORE:

1. Amendment. As of the Effective Date, pursuant to Section 15.1 of the Plan, the Plan is hereby amended as follows:

(a)	Section 4.1(a) of the Plan shall be deleted and replaced in its entirety by the following:

“(a) Subject to Sections 4.1(b) and 15.2, the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan is 2,475,000; provided, however, that the aggregate number of Shares that may be issued or transferred pursuant to Full Value Awards is 2,375,000.”

2. Limited Effect. Except as expressly provided in this Amendment, all of the other terms and provisions of the Plan are and will remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “the Plan,” “hereunder,” “hereof,” “herein” or words of like import will mean and be a reference to the Plan as amended by this Amendment.

3. Governing Law. This Amendment shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

HEARTWARE INTERNATIONAL, INC.

By:	/s/ Douglas Godshall
Name: Title:	Douglas Godshall President and Chief Executive Officer